AGENCY AGREEMENT

June 5, 2007

Nord Resources Corporation
Suite 203
1 Westmore Road
Tucson, AZ
85705

Attention:      John Perry, Senior Vice President & Chief Financial Officer

Dear Sirs/Mesdames:

Re:     Private Placement of Special Warrants

Blackmont Capital Inc. and Salman Partners Inc. (collectively the “Agents” and individually an “Agent”) understand that:

(a)	Nord Resources Corporation (the “Corporation”) is authorized to issue, among other things,100,000,000 Common Shares (as hereinafter defined);

(b)

as at May 31, 2007, 34,531,282 Common Shares were outstanding as fully paid and non- assessable shares and an aggregate of 9,445,983 Common Shares were reserved for issue pursuant to outstanding options, warrants, share incentive plans, convertible and exchangeable securities and other rights to acquire Common Shares;

(c)

the Corporation is prepared to issue and sell up to 30,666,700 special warrants of the Corporation (collectively the “Offered Securities” or “Special Warrants” and individually an “Offered Security” or “Special Warrant”) at a price of $0.75, each Special Warrant will entitle the holder thereof to acquire, without payment of any additional consideration, one common share of the Corporation (individually as “Special Warrant Share” and collectively the “Special Warrant Shares”) and one-half of one warrant (each whole warrant individually a “Warrant” and collectively the “Warrants”), each Warrant being exercisable by the holder thereof to acquire one Common Share at an exercise price of $1.10 per Common Share for a period of 60 months after the Closing Date (as hereinafter defined), for maximum aggregate gross proceeds of $23,000,025 on the terms and subject to the conditions contained hereinafter; and

(d)

the Purchasers (as hereinafter defined), Agents and other holders (including subsequent permitted transferees) of the Special Warrants (and any holders of Registrable Securities (as hereinafter defined) will be entitled to the benefit of the registration rights agreement, to be dated as of the Closing Date (the “Registration Rights Agreement”), among the Corporation and the Agents, in the form attached hereto as Exhibit A.

Based upon the understanding of the Agents set out above and upon the terms and subject to the conditions contained hereinafter, upon the acceptance hereof by the Corporation, the Corporation hereby appoints the Agents to act as the sole and exclusive agent of the Corporation to solicit, on a best efforts basis, offers to purchase the Offered Securities, and the Agents hereby agree to act as such agents. It is understood and agreed that the Agents are under no obligation to purchase any of the Offered Securities, although any of them may subscribe for and purchase Offered Securities if they so desire.

The terms and conditions of this Agreement are as follows:

1.	Definitions, Interpretation and Schedules

	(a)	Definitions: Whenever used in this Agreement:

		(i)	“1933 Act” means the United States Securities Act of 1933, as amended;

		(ii)	“1934 Act” means the United States Securities Exchange Act of 1934, as amended;

		(iii)	“Agents” means Blackmont Capital Inc. and Salman Partners Inc. and the U.S. Affiliate collectively;

(iv)

“Agreement” means the agreement resulting from the acceptance by the Corporation of the offer made by the Agents herein, including the schedules attached hereto, as amended or supplemented from time to time;

(v)

“Ancillary Documents” means all agreements, indentures, certificates (including the Special Warrant Certificates, the Warrant Certificates, the Compensation Option Certificate, the Special Warrant Indenture and the Warrant Indenture) and documents executed and delivered, or to be executed and delivered, by the Corporation in connection with the transactions contemplated by this Agreement or the Subscription Agreements and includes the Subscription Agreements and the Registration Rights Agreement;

(vi)

“Auditor” means Mayer Hoffman McCann P.C. or such other independent public accounting firm registered with the Public Company Accounting Oversight Board as may be duly appointed as auditor of the Corporation from time to time;

(vii)

“Business Day” means a day which is not a Saturday, Sunday or a statutory or civic holiday in the city of Vancouver, British Columbia, or a day when the principal office of the Trustee in such city is not generally open to the public for the transaction of business;

		(viii)	“Closing” means the purchase and sale of the Offered Securities subscribed for by the Purchasers pursuant to the Subscription Agreements;

		(ix)	“Closing Date” means June 5, 2007 or such other date as the Corporation and the Agents may mutually agree upon in writing;

		(x)	“Closing Time” means 11:00 a.m. (Toronto time) on the Closing Date or such other time on the Closing Date as the Corporation and the Agents may mutually agree upon in writing;

(xi)	“Common Shares” means the shares of common stock, par value $0.01 per share, which the Corporation is authorized to issue as constituted on the date hereof;

(xii)	“Compensation Option Certificate” means the certificate evidencing the Compensation Option and containing the terms thereof;

(xiii)	“Compensation Options” means the compensation options to be issued to the Agents, entitling the Agents to acquire Common Shares in accordance with the terms of the Compensation Option Certificate;

(xiv)	“Compensation Shares” means the Common Shares which may be issued on the exercise of the Compensation Options;

(xv)	“Corporation” means Nord Resources Corporation, a corporation existing under the laws of the State of Delaware and includes any successor corporation thereto;

(xvi)	“Directed Selling Efforts” means “directed selling efforts” as defined in Regulation S;

(xvii)	“Disclosure Schedules” means the disclosure schedules that have been prepared by the Corporation, delivered by the Corporation to the Agents, and dated the date of this Agreement;

(xviii)

“Final Prospectus” means the Canadian (final) prospectus of the Corporation, qualifying the distribution of the Special Warrant Shares, the Warrants and the Special Warrant Shares in the Qualifying Provinces;

(xix)	“Final Receipt” means a receipt or decision document for the Prospectus issued in accordance with the MRRS;

(xx)	“General Solicitation or General Advertising” means “general solicitation or general advertising” as used in Rule 502(c) of Regulation D;

(xxi)

“Information” means all information regarding the Corporation that is, or becomes, publicly available together with all information prepared by the Corporation and provided to the Agents or to potential purchasers of the Offered Securities, if any, and includes, but is not limited to, the Public Record and all material change reports, press releases and financial statements of the Corporation;

(xxii)	“Lead Agent” means Blackmont Capital Inc.;

(xxiii)	“Liquidity Incentive” has the meaning ascribed to such term in subsection 9(a)(v) hereof;

(xxiv)	“MRRS” means the mutual reliance review system procedures provided for under National Policy 43-201 – Mutual Reliance Review System for Prospectuses and Annual Information Forms;

(xxv)	“Offered Securities” means up to 30,666,700 Special Warrants to be issued and sold at the Purchase Price under the Offering;

(xxvi)	“Offering” means the offering for sale by the Corporation on a private placement basis of the Offered Securities;

(xxvii)

“Offering Jurisdictions” means the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario and Nova Scotia, the United States and such other provinces and territories of Canada and other jurisdictions as may be mutually agreed upon by the Agents and the Corporation where the Offered Securities are offered to prospective purchasers or those provinces, territories or other jurisdictions where Purchasers reside, as the context permits or requires;

(xxviii)

“Ontario Act” means the Securities Act (Ontario) and the regulations thereunder, together with the instruments, policies, rules, orders, codes, notices and interpretation notes of the Ontario Securities Commission, as amended, supplemented or replaced from time to time;

(xxix)

“Person” means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of any nature or kind whatsoever;

(xxx)	“Preliminary Prospectus” means the Canadian preliminary prospectus of the Corporation filed in accordance with the MRRS;

(xxxi)

“Public Record” means the Corporation’s annual reports on Form 10-KSB for the years ended December 31, 2006, 2005 and 2004, as amended, the quarterly report filed on Form 10-QSB for the quarter ended March 31, 2007, and the current reports filed on Form 8-K since December 31, 2006;

(xxxii)	“Purchase Price” means the price to be paid by the Purchasers for each Offered Security under the Offering, being $0.75 per Offered Security;

(xxxiii)	“Purchasers” means the purchasers of the Offered Securities collectively;

(xxxiv)

“Qualification Date” means the date on which the British Columbia Securities Commission, or such other applicable securities commission of a Canadian province, as the principal regulator under National Policy 43-201 and the MRRS, issues a decision document evidencing that each of the Securities Commissions has issued a Final Receipt;

(xxxv)	“Qualification Deadline” means 5:00 p.m. (Vancouver time) on the first Business Day which is not less than 180 days after the Closing Date;

(xxxvi)	“Qualifying Jurisdictions” means those Offering Jurisdictions located within Canada, collectively;

(xxxvii)	“Registrable Securities” means the Special Warrant Shares and the Warrant Shares;

(xxxviii)	“Registration Rights Agreement” shall have the meaning ascribed to such term on the face page of this Agreement;

(xxxix)

“Registration Statement” means the registration statement of the Corporation to be filed with the SEC in order to register, or register the resale of, the Registrable Securities, as applicable, as such Registration Statement is amended from time to time;

(xl)	“Regulation D” means Regulation D under the 1933 Act;

(xli)	“Regulation S” means Regulation S under the 1933 Act;

(xlii)	“Rule 144” means Rule 144 under the 1933 Act;

(xliii)	“Rule 144A” means Rule 144A under the 1933 Act;

(xliv)	“Rule 506” means Rule 506 of Regulation D;

(xlv)	“SEC” means the United States Securities and Exchange Commission;

(xlvi)	“Securities Commissions” means the securities regulatory authorities of the Offering Jurisdictions collectively, as the case may be;

(xlvii)

“Securities Laws” means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of the securities regulatory authorities of, the applicable jurisdiction or jurisdictions collectively (including those of the United States);

(xlviii)	“Special Warrant Certificates” means the certificates representing the Special Warrants;

(xlix)

“Special Warrant Indenture” means the indenture dated the Closing Date providing for the creation and issue of the Special Warrants among the Corporation, the Lead Agent and Computershare Trust Company of Canada;

(l)	“Special Warrant Shares” means the Common Shares issuable upon the exchange of the Special Warrants;

(li)	“Special Warrants” has the meaning ascribed to such term on the face page hereof;

(lii)	“State” means any one of the 50 states of the United States of America or the District of Columbia;

(liii)	“Stock Exchange” means the TSX Venture Exchange or the Toronto Stock Exchange, as applicable;

(liv)	“Subject Shares” means the Special Warrant Shares, the Warrant Shares and the Compensation Shares collectively;

(lv)	“Subscription Agreements” means the subscription agreement to be entered into between the Corporation and each of the Purchasers with respect to the purchase of the Offered Securities collectively;

(lvi)	“Subsidiary” means Cochise Aggregates and Materials, Inc., a corporation existing under the laws of the State of Nevada;

(lvii)

“Supplementary Material” means, collectively, any amendment to the Preliminary Prospectus, the Final Prospectus, the Registration Statement, or any amended or supplemental prospectus or ancillary material required to be filed with any of the Securities Commissions or the SEC pursuant to Securities Laws;

(lviii)	“Transfer Agent” means American Stock Transfer, the registrar and transfer agent for the Common Shares;

(lix)	“Underlying Securities” means the Special Warrant Shares and the Warrant Shares issuable upon the exchange of the Special Warrants;

(lx)	“United States” means the “United States” as defined in Regulation S;

(lxi)	“U.S. Affiliate” means Blackmont Capital Corp., the United States broker- dealer affiliate of the Lead Agent;

(lxii)	“U.S. Institutional Accredited Investor” means an institutional “accredited investor” as defined in Rules 501(a)(1), (2), (3) and (7) of Regulation D;

(lxiii)	“U.S. Person” means a “U.S. person” as defined in Regulation S;

(lxiv)	“U.S. Placee” has the meaning assigned in subsection 3(c)(i);

(lxv)	“Warrant Certificates” means the certificates representing the Warrants;

(lxvi)	“Warrant Indenture” means the indenture dated the Closing Date between the Corporation and Computershare Trust Company of Canada governing the Warrants;

(lxvii)	“Warrant Shares” means the Common Shares which may be issued upon the exercise of the Warrants; and

(lxviii)

“Warrants” means the warrants of the Corporation, one-half of one Warrant issuable upon the exchange of each Special Warrant, with each whole Warrant to entitle the holder thereof to acquire one Warrant Share at any time commencing on the Closing Date and prior to 5:00 p.m. (Toronto time) on the date which is 60 months after the Closing Date at an exercise price of $1.10 per Warrant Share.

(b)

Other Defined Terms: Whenever used in this Agreement, the words and terms “affiliate”, “material fact”, “material change”, “misrepresentation”, “executive officer” and “subsidiary” shall have the meaning as used in the 1934 Act unless specifically provided otherwise herein.

(c)

Plural and Gender: Whenever used in this Agreement, words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and neuter.

(d)	Currency: All references to monetary amounts in this Agreement are to lawful money of the United States.

(e)

Schedules: The following schedules attached to this Agreement, and the Disclosure Schedules delivered to the Agents by the Corporation concurrently with this Agreement, are deemed to be a part of and incorporated in this Agreement:

Schedule	Title

A	Officers’ Certificate

B	Agents’ Certificate

2.	The Offered Securities

	(a)	Offered Securities:

(i)

the Special Warrants will be duly and validly created and issued pursuant to the terms of the Special Warrant Indenture and will have the attributes and characteristics set out therein and herein including that each Special Warrant will entitle the holder thereof to acquire Underlying Securities for no additional consideration and subject to adjustment in certain events;

		(ii)	when issued, the Special Warrant Shares and Warrant Shares will be validly issued as fully paid and non-assessable shares of the Corporation;

(iii)

the Special Warrant Indenture shall provide for the issuance of the Special Warrants and shall be in such form and contain such terms as shall be approved by the Agents and their counsel, each acting reasonably.

(b)

The Warrants: The terms and conditions, and the material attributes and characteristics, of the Warrants shall be satisfactory to the Corporation and the Agents and consistent with the provisions of this Agreement. Such terms and conditions, and material attributes and characteristics, will be contained in the Warrant Indenture and the Warrant Certificates which will contain, among other things, anti-dilution provisions and provisions for the appropriate adjustment in the class and number of Warrant Shares or other securities to be received on the exercise of Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Common Shares or any payment of dividends or the amalgamation of, or other reorganization involving, the Corporation. Subject to adjustment in accordance with the provisions of the Warrant Indenture, each whole Warrant shall entitle the holder thereof to purchase one Warrant Share at any time commencing on the Closing Date and prior to 5:00 p.m. (Vancouver time) on the date which is 60 months after the Closing Date at an exercise price of $1.10 per Warrant Share.

3.	The Offering

(a)

Sale on Exempt Basis: The Agents will use the best efforts thereof to arrange for Purchasers in the Offering Jurisdictions. The Agents shall offer for sale on behalf of the Corporation the Offered Securities in the Offering Jurisdictions in compliance with the Securities Laws of the Offering Jurisdictions and only to such Persons and in such manner so that, pursuant to the provisions of the Securities Laws of the Offering Jurisdictions, no prospectus, registration statement or offering memorandum or other similar document need be filed with, or delivered to, any Securities Commission in any Offering Jurisdiction in connection therewith.

(b)

United States Securities Law Compliance – Regulation S: The Agents acknowledge that the Offered Securities have not been registered under the 1933 Act or applicable State Securities Laws and may not be offered or sold, except in accordance with an exemption or exclusion from the registration requirements of the 1933 Act and applicable State Securities Laws. Each Agent severally represents, warrants and covenants to and with the Corporation that the Agent has offered and sold, and will offer and sell, the Special Warrants outside the United States to non-U.S. Persons in accordance with Rule 903 of Regulation S. Accordingly, subject to subsection 3(c) hereof, neither the Agent, its affiliates nor any persons acting on its or their behalf, has made or will make: (i) any offer to sell or any solicitation of an offer to buy, any Special Warrants to or for the benefit or account of any U.S. Person or person in the United States, or (ii) any sale of Special Warrants to any purchaser unless, at the time the buy order was or will have been originated, the purchaser was outside the United States and not a U.S. Person, or the Agent or affiliates or persons acting on its behalf reasonably believe that such purchaser was outside the United States and not a U.S. Person.

(c)

United States Securities Law Compliance – Regulation D: Blackmont Capital Inc. represents, warrants and covenants to and with the Corporation that it has offered and sold, and will offer and sell, the Special Warrants in the United States or to U.S. Persons: only as provided in subsections 3(c)(i) through 3(c)(viii) below:

(i)

all offers and sales of Special Warrants to persons in the United States or to or for the benefit or account of a U.S. Person or person in the United States (collectively, “U.S. Placees”) have been or will be made by the U.S. Affiliate, in accordance with applicable U.S. federal and State broker-dealer requirements;

(ii)

the U.S. Affiliate is a duly registered broker-dealer with the SEC and is a member of, and in good standing with, the National Association of Securities Dealers, Inc. on the date hereof and on the date offers and sales were made in the United States;

(iii)

any offer, sale or solicitation of an offer to buy the Special Warrants that has been made or will be made to U.S. Placees was or will be made only to U.S. Institutional Accredited Investors in transactions that are exempt from registration pursuant to Section 4(2) of the 1933 Act and Rule 506 and available exemptions under all applicable State Securities Laws;

		(iv)	immediately prior to any offer or sale of the Special Warrant to a U.S. Placee, the Agent and the U.S. Affiliate had or will have reasonable grounds to believe and did or will believe that each such U.S. Placee was a U.S. Institutional Accredited Investor;

(v)

none of Blackmont Capital Inc., its affiliates or any person acting on its or their behalf has (A) used or will use any form of General Solicitation or General Advertising with respect to offers and sales of the Offered Securities in the United States or (B) made offers or sales in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act;

(vi)

it has not entered and will not enter into any contractual arrangement with respect to the distribution of the Special Warrants except with its affiliates, any selling group members or with the prior written consent of the Issuer;

(vii)

all purchasers of Special Warrants that are U.S. Placees shall be informed that (A) the Special Warrants, the Special Warrant Shares, the Warrants and the Warrant Shares have not been registered under the 1933 Act, (B) the Special Warants are being offered and sold to such U.S. Placees in reliance upon an exemption from the registration requirements of the 1933 Act provided by Section 4(2) of the 1933 Act and Rule 506, and (C) the Special Warrants, the Special Warrant Shares, the Warrants and the Warrant Shares, if any, will constitute “restricted securities” as defined in Rule 144;

(viii)

prior to completion of any sale of Special Warrants to U.S. Placees, each U.S. Placee will be required to complete, execute and deliver a subscription agreement in the form or forms consented to by the Corporation and the Agent; and

(ix)

at each Closing, Blackmont Capital Inc., together with the U.S. Affiliate, will provide a certificate substantially in the form of Schedule B, relating to the manner of the offer and sale of the Special Warrants in the United States.

(d)

Regulation M under the 1934 Act: Each Agent severally represents, warrants and covenants to and with the Corporation that neither the Agent, its affiliates or any person acting on its or their behalf has taken or will take, directly or indirectly, any action in violation of Regulation M under the 1934 Act in connection with the offer and sale of the Special Warrants.

(e)

Agency Group: The Corporation agrees that, subject to the consent of the Corporation, such consent not to be unreasonably withheld, the Agents have the right to invite one or more investment dealers to form an agency group to participate in the soliciting of offers to purchase the Offered Securities. The Agents shall have the exclusive right to control all compensation arrangements between the members of the agency group. The Corporation grants all of the rights and benefits of this Agreement to any investment dealer who is a member of any agency group formed by the Agents and appoints the Lead Agent as trustee of such rights and benefits for all such investment dealers, and the Lead Agent hereby accepts such trust and agrees to hold such rights and benefits for and on behalf of all such investment dealers. The Agents shall ensure that any investment dealer who is a member of any agency group formed by the Agents pursuant to the provisions of this subsection 3(e) or with whom the Agents have a contractual relationship with respect to the Offering, if any, agrees with the Agents to comply with the covenants and obligations given by the Agents herein.

(f)

Covenants of the Agents: Each of the Agents covenants with the Corporation that (i) it will comply with the Securities Laws of the Offering Jurisdictions in which it solicits or procures subscriptions for Offered Securities in connection with the Offering, (ii) it will not solicit or procure subscriptions for Offered Securities so as to require the registration thereof or the filing of a prospectus with respect thereto under the laws of any jurisdiction, and (iii) it will obtain from each Purchaser an executed subscription agreement in a form acceptable to the Corporation and the Agents, acting reasonably. Each of the Agents represents and warrants that it is, and, to the best of its knowledge, each member of any agency group formed by the Agents is, qualified to so act in the Offering Jurisdictions in which such member solicits or procures subscriptions for the Offered Securities.

(g)

Filings: The Corporation undertakes to file or cause to be filed all forms and undertakings required to be filed by the Corporation in connection with the Offering so that the distribution of the Offered Securities may lawfully occur in the Offering Jurisdictions without the necessity of filing a prospectus or an offering memorandum in Canada and the Agents undertake to use the commercially reasonable efforts thereof to cause the Purchasers of the Offered Securities to complete (and it shall be a condition of closing in favour of the Corporation that the Purchasers complete and deliver to the Corporation) any forms and undertakings required by the Securities Laws of the Offering Jurisdictions. All fees payable in connection with such filings shall be at the expense of the Corporation.

(h)

No Offering Memorandum: Neither the Corporation nor the Agents shall (i) provide to prospective purchasers of Offered Securities any document or other material that would constitute an offering memorandum within the meaning of the Securities Laws of the Offering Jurisdictions, or (ii) engage in any form of General Solicitation or General Advertising in connection with the offer and sale of the Offered Securities, including but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, broadcast over radio, television or telecommunications, including electronic display or the Internet, or otherwise, or any seminar or meeting relating to any offer and sale of the Offered Securities whose attendees have been invited by a General Solicitation or General Advertising, or (iii) make any Directed Selling Efforts with respect to the Offered Securities outside the United States to non-U.S. Persons.

4.	Due Diligence

The Corporation shall allow the Agents to conduct all due diligence investigations, including meeting with senior management of the Corporation and the Auditor, as the Agents shall consider appropriate in connection with the Offering.

5.	Deliveries By Closing Time

(a) Deliveries: By the Closing Time:

(i)

all actions required to be taken by or on behalf of the Corporation including, without limitation, the passing of all required resolutions of the directors, including committees of the directors, and shareholders of the Corporation, shall have occurred in order to complete the transactions contemplated by this Agreement and the Subscription Agreements, including, without limitation, to issue the Offered Securities, to create and issue the Warrants, the Compensation Options and the Special Warrant Shares and to reserve for issue and conditionally issue the Warrant Shares and the Compensation Shares, and a certified copy of all such resolutions shall have been delivered by the Corporation to the Agents;

(ii)	the Corporation shall have delivered or caused to be delivered to the Agents

	A.	a favourable legal opinion of Delaware counsel to the Corporation, Potter Anderson & Corroon LLP, addressed to, among others, the Agents and the Purchasers,

B.

a favourable legal opinion of counsel to the Corporation, Lang Michener LLP, who may rely on opinions of local counsel acceptable to the Agents, addressed to, among others, the Agents and the Purchasers with respect to, among other things, the issue of the Special Warrants, the Special Warrant Shares and the Warrants, and the exercise of the Warrants and the issue of the Warrant Shares, and such other matters as the Agents may reasonably require,

C.

a certificate dated the Closing Date signed by an appropriate officer of the Corporation and addressed to, among others, the Agents and the Purchasers with respect to the articles and by-laws of the Corporation, the resolutions of the directors and shareholders, if any, of the Corporation and any other corporate action taken relating to this Agreement and the Ancillary Documents and with respect to such other matters as the Agents may reasonably request and including specimen signatures of the signing officers of the Corporation,

D.

a certificate dated the Closing Date addressed to, among others, the Agents and the Purchasers signed by the chief executive officer and the chief financial officer of the Corporation or any two other executive officers of the Corporation acceptable to the Agents substantially in the form of the certificate attached hereto as schedule A,

	E.	a Subscription Agreement from each Purchaser accepted by the Corporation,

	F.	definitive certificates representing the Offered Securities registered in the names of the Purchasers or in such other name or names as the Purchasers or the Agents may direct,

	G.	definitive certificates representing the Compensation Options registered in the name of the Agents or in such other name or names as the Agents may direct, and

	H.	such further documents as may be contemplated by this Agreement or as the Agents may reasonably require,

all in form and substance satisfactory to the Agents;

(iii)

the Corporation shall have delivered or cause to be delivered payment of the amount payable by the Corporation to the Agents by certified cheque or bank draft, including (i) the commission payable by the Corporation to the Agents as provided in section 7 of this Agreement against delivery from the Agents to the Corporation of a receipt for the payment of such commission, (ii) the expenses (excluding legal expenses) payable by the Corporation to the Agents as provided in section 15 of this Agreement against delivery from the Agents to the Corporation of a receipt for the payment of such expenses, and (iii) the legal expenses payable by the Corporation to counsel for the Agents as provided in section 15 of this Agreement against delivery from such legal counsel to the Corporation of a receipt for the payment of such legal expenses; and

(iv)	the Agents shall have delivered or cause to be delivered to the Corporation

A.

payment of the aggregate Purchase Price for the Special Warrants purchased by the Purchasers of Special Warrants net of (i) the commission payable by the Corporation to the Agents as provided in section 7 of this Agreement, and (ii) the expenses payable by the Corporation to the Agents as provided in section 15 of this Agreement by cheque or bank draft payable to the Corporation against delivery from the Corporation to the Agents of a receipt for the aggregate net Purchase Price for such Special Warrants, and

	B.	such further documents as may be contemplated by this Agreement or as the Corporation may reasonably require,

all in form and substance satisfactory to the Corporation.

6.	Closing

	(a)	Closing: The Closing shall be completed at the offices of counsel for the Corporation at the Closing Time on the Closing Date.

(b)

Conditions of Closing: The following are conditions precedent to the obligation of the Agents to complete the Closing and of the Purchasers to purchase the Offered Securities, which conditions the Corporation hereby covenants and agrees to use the best efforts thereof to fulfill within the time set out herein therefor, and which conditions may be waived in writing in whole or in part by the Agents:

(i)

the Corporation shall have received all necessary approvals and consents, including all necessary regulatory approvals and consents required for the completion of the transaction contemplated by this Agreement, all in a form satisfactory to the Agents;

		(ii)	receipt by the Agents of the documents set forth in section 5 of this Agreement to be delivered to the Agents;

(iii)

the representations and warranties of the Corporation contained herein being true and correct as of the Closing Time with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated hereby;

(iv)	the Corporation having complied with all covenants, and satisfied all terms and conditions, contained herein to be complied with and satisfied by the Corporation at or prior to the Closing Time; and

(v)	the Agents not having previously terminated the obligations thereof pursuant to this Agreement.

7.	Fee

(a)

Commission: In consideration of the agreement of the Agents to act as agents of the Corporation in respect of the Offering, and in consideration of the services performed and to be performed by the Agents in connection therewith, including, without limitation:

		(i)	acting as agents of the Corporation to solicit, on a best efforts basis, offers to purchase the Offered Securities;

		(ii)	participating in the preparation of the form of the Subscription Agreements and certain of the Ancillary Documents; and

		(iii)	advising the Corporation with respect to the private placement of the Offered Securities;

the Corporation shall pay to the Agents or as the Agents may otherwise direct at the Closing Time against receipt of payment of the purchase price for the Offered Securities, a fee of 6% of the aggregate Purchase Price for the Offered Securities, on a non-brokered basis, or on a brokered basis without the involvement of the Lead Agent. Such fee will also be payable by the Corporation to the Agents in respect of any securities of the Corporation sold to any prospective investor, on a non-brokered basis, or on a brokered basis without the involvement of the Lead Agent, that is identified or contacted by the Lead Agent during the term of this Agreement, where the sale is completed either during the term of this Agreement or within 180 days following the Closing.

(b)

Taxes: The Corporation and the Agents acknowledge and agree that if a separate fee would have been charged to the Corporation for the services described in clause 7(a)(i) above, such separate fee would represent more than 50% of the fee payable to the Agents, and the Corporation hereby further acknowledges and agrees that the Agents will rely on the foregoing statement in not charging federal goods and services tax on such fee and that the Corporation will forthwith pay to the Agents any such tax and any applicable interest and penalties for which the Agents are subsequently assessed by the Canadian Revenue Agency.

(c)

Compensation Options: In addition to the commission payable to the Agents pursuant to subsection 7(a) hereof, as additional consideration for the services performed and to be performed by the Agents hereunder, the Corporation shall issue to the Agents, or as the Agents may otherwise direct, at the Closing Time, the Compensation Options which will entitle the Agents to acquire, in an amount that is equal to 6% of the Special Warrants sold pursuant to the Offering, Common Shares at any time commencing on the Closing Date and prior to 5:00 p.m. (Vancouver time) on the date which is 24 months after the Closing Date at an exercise price of $0.75 per Common Share.

(d)

Division of Commission and Compensation Options: Notwithstanding which of the Agents has actually sold the Offered Securities, the commission payable to the Agents pursuant to subsection 7(a) hereof and the Compensation Options to be issued to the Agents pursuant to subsection 7(c) hereof shall be divided between the Agents as to 65% thereof to Blackmont Capital Inc. and as to 35% thereof to Salman Partners Inc.

8.	Representations and Warranties

The Corporation hereby represents and warrants to the Agents and the Purchasers, and acknowledges that the Agents and the Purchasers are relying upon each of such representations and warranties in completing the Closing, as follows:

(a)

Incorporation and Organization: Each of the Corporation and the Subsidiary is a valid and subsisting corporation under the laws of its governing jurisdiction and has all requisite corporate power and authority to carry on its business as now conducted or proposed to be conducted and to own or lease and operate the property and assets thereof and the Corporation has all requisite corporate power and authority to enter into, execute and deliver this Agreement and the Ancillary Documents and to carry out the obligations thereof hereunder and thereunder.

(b)

Qualification as a Foreign Corporation: The Corporation and the Subsidiary is licensed, registered or qualified in all jurisdictions where the character of the property or assets thereof owned or leased or the nature of the activities conducted by it make licensing, registration or qualification necessary.

(c)

Authorized Capital: The Corporation is authorized to issue, among other things, 100,000,000 Common Shares, par value $0.01 per share, of which, as of May 31, 2007, 34,531,282 Common Shares were issued and outstanding as fully paid and non- assessable shares.

(d)

Market for Common Shares: The Common Shares are, and at the time of issue of the Offered Securities will be, quoted for trading on the Pink Sheets, LLC under the symbol “NRDS” and no order ceasing or suspending trading in any securities of the Corporation or the trading of any of the Corporation’s issued securities is currently outstanding and no proceedings for such purpose are, to the knowledge of the Corporation, pending or threatened. Except as disclosed to the Agents, the Corporation has not issued, or agreed to issue, any Common Shares or any securities exchangeable or exercisable for, or convertible into, Common Shares at an effective price per Common Share which is less than the Purchase Price during the 30 day period immediately preceding the date hereof.

	(e)	Certain Securities Law Matters:

(i)

there is and has been no failure on the part of the Corporation or any of the Corporation’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications;

		(ii)	prior to the date hereof, none of the Corporation, its directors, officers or, to the best of the knowledge of the Corporation, any of the Corporation’s affiliates who are neither directors nor officers of the Corporation, have taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Corporation, or which is a violation of Regulation M under the 1934 Act, in connection with the offering of the Special Warrants;

(iii)	the Corporation is subject to Section 13 of the 1934 Act;

(iv)

other than the notification filing on Form D required to be filed with the SEC within 15 days after the Closing Date, a current report on Form 8-K disclosing the unregistered sale of equity securities under Item 3.02 thereof, to be filed with the SEC within 4 days after the Closing Date, and a Form 45-106F1 to be filed with the SEC within 10 days after the Closing Date, all filings required to be made by the Corporation and the Subsidiary pursuant to the Securities Laws and general corporate law applicable to them have been made and such filings were true and accurate as at the respective dates thereof and the Corporation has not filed any confidential material change reports;

(v)

the Corporation is not, and after giving effect to the offering and sale of the Special Warrants, will not be an “investment company”, or an entity “controlled” by an “investment company”, as such terms are defined in the United States

Investment Company Act of 1940, as amended;

(vi)

neither the Corporation, its directors and officers, nor, to the best of the knowledge of the Corporation, any of its predecessors or affiliates who are not directors or officers, have been subject to any order, judgment or decree by any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failure to comply with Rule 503 of Regulation D;

(vii)

assuming compliance with the terms of the Subscription Agreement, and this Agreement, neither the Corporation nor any person acting on its behalf (except the Agents, their affiliates and any person acting on their behalf, in respect of which no representation is made) has offered or sold the Special Warrants (or any securities issuable on conversion thereof) by means of any General Solicitation or General Advertising or, with respect to Special Warrants (or any securities issuable on conversion thereof) sold outside the United States to non-U.S. Persons, by means of any Directed Selling Efforts, and the Corporation, any affiliate of the Corporation and any person acting on its or their behalf (except the Agents, their affiliates and any person acting on their behalf, in respect of which no representation is made) has complied with and will implement the offering restriction requirements of Regulation S;

(viii)

during the period in which the Offered Securities are offered for sale, neither the Corporation nor any of its affiliates, nor any person acting on its or their behalf (except the Agents, their affiliates and any persons acting on any of their behalf, in respect of which no representation is made) has taken any action that would cause the exemptions or exclusions from the prospectus and registration requirements under Securities Laws to be unavailable with respect to offers and sales of the Offered Securities pursuant to this Agreement;

(ix)

the Corporation has not, during the period beginning six months prior to the start of the offering of Offered Securities and ending six months after the completion of the offering of Offered Securities sell, offer for sale or solicit any offer to buy any of its securities in the United States in a manner that would be integrated with and would cause the exemption from registration provided by Rule 506 of Regulation D to be unavailable with respect to offers and sales of the Offered Securities pursuant to this Agreement;

(x)

the Corporation and the Subsidiary each maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since December 31, 2006, there has been no change in the Corporation’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal controls over financial reporting. As disclosed in the Information, the Corporation’s Chief Executive Officer and Chief Financial Officer have concluded that the Corporation’s disclosure controls and procedures are not effective due to certain material weaknesses in internal control over financial reporting;

(xi)

the principal executive officer and principal financial officer of the Corporation have made all certifications required by the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated thereunder by the SEC in connection with the documents comprising the Public Record, and the statements contained in all such certifications were complete and correct in all material respects as of the respective dates made. Neither the Corporation nor any of its officers has received notice from the SEC questioning or challenging the accuracy, completeness, content, form or manner of filing or submission of such certifications.

(f)

Rights to Acquire Securities: Except as disclosed in Schedule 8(f) of the Disclosure Schedules, no Person has any agreement, option, right or privilege (whether pre-emptive, contractual or otherwise) capable of becoming an agreement for the purchase, acquisition, subscription for or issue of any of the unissued shares or other securities of the Corporation.

(g)

Rights Plan: The directors of the Corporation have not adopted a shareholder rights plan or a similar plan and the Corporation is not party to what is commonly referred to as a shareholder rights plan agreement.

(h)

No Pre-emptive Rights: The issue of the Offered Securities will not be subject to any pre-emptive right or other contractual right to purchase securities granted by the Corporation or to which the Corporation is subject.

(i)

Offered Securities: The execution of this Agreement and the Subscription Agreements, and the issue by the Corporation to the Purchasers of the Offered Securities, will be exempt from the registration and prospectus requirements of the Securities Laws of the Offering Jurisdictions.

(j)	Subsidiary: The Subsidiary is the only subsidiary of the Corporation.

(k)

Capital of Subsidiary: All of the outstanding shares of the Subsidiary are issued and outstanding as fully paid and non-assessable shares and are legally and beneficially owned by the Corporation and, except for a security interest granted to Ronald Hirsch and Stephen Seymour as the lenders under a certain $600,000 revolving line of credit agreement with the Corporation dated June 21, 2005, as amended, no Person has any agreement, option, right or privilege (whether pre-emptive, contractual or otherwise) capable of becoming an agreement for the purchase, acquisition, subscription for or issue of any of the unissued shares or other securities of the Subsidiary or for the purchase or acquisition of any of the outstanding shares or other securities of the Subsidiary.

(l)

Issue of Offered Securities: All necessary corporate action has been taken to authorize the issue and sale of, and the delivery of certificates representing, the Offered Securities and, upon payment of the requisite consideration therefor, the Special Warrant Shares will be validly issued as fully paid and non-assessable shares, and the Warrants will be validly issued and, upon the issue thereof, the Warrant Shares will be validly issued as fully paid and non-assessable shares.

(m)

Consents, Approvals and Conflicts: None of the offering and sale of the Offered Securities, the execution and delivery of this Agreement or the Ancillary Documents, the compliance by the Corporation with the provisions of this Agreement and the Ancillary Documents or the consummation of the transactions contemplated herein and therein including, without limitation, the issue of the Offered Securities to the Purchasers for the consideration and upon the terms and conditions as set forth herein and the issue of the Warrant Shares for the consideration and upon the terms and conditions set forth in the Warrant Indenture and the Warrant Certificates, do or will (i) require the consent, approval, or authorization, order or agreement of, or registration or qualification with, any governmental agency, body or authority, court, stock exchange, securities regulatory authority or other Person, except (A) such as have been obtained, or (B) such as may be required under the Securities Laws of the Offering Jurisdictions and will be obtained by the Closing Date, or (ii) conflict with or result in any breach or violation of any of the provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Corporation or the Subsidiary is a party or by which any of them or any of the properties or assets thereof is bound, or the articles or by-laws or any other constating document of the Corporation or the Subsidiary or any resolution passed by the directors (or any committee thereof) or shareholders of the Corporation or the Subsidiary, or any statute or any judgment, decree, order, rule, policy or regulation of any court, governmental authority, arbitrator, stock exchange or securities regulatory authority applicable to the Corporation or the Subsidiary or any of the properties or assets thereof which could have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Corporation or the Subsidiary.

(n)	Authority and Authorization: The Corporation has full corporate power and authority to enter into this Agreement and the Ancillary Documents and to do all acts and things and execute and deliver all documents as are required hereunder and thereunder to be done, observed, performed or executed and delivered by it in accordance with the terms hereof and thereof and the Corporation has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the Ancillary Documents and to observe and perform the provisions of this Agreement and the Ancillary Documents in accordance with the provisions hereof and thereof including, without limitation, the issue of the Offered Securities to the Purchasers for the consideration and upon the terms and conditions set forth herein and the issue of the Warrant Shares for the consideration and upon the terms and conditions set forth in the Warrant Indenture and the Warrant Certificates.

(o)

Validity and Enforceability: Each of this Agreement and the Subscription Agreements has been authorized, executed and delivered by the Corporation and constitutes a valid and legally binding obligation of the Corporation enforceable against the Corporation in accordance with the terms thereof and upon being executed and delivered the Warrant Certificates will constitute valid and legally binding obligations of the Corporation enforceable against the Corporation in accordance with the terms thereof.

(p)	Compensation Options:

(i)

The Corporation has all requisite corporate power and authority to issue the Compensation Options and to enter into, execute and deliver and to carry out the obligations thereof under the Compensation Option Certificates. All necessary corporate action has been taken by the Corporation to authorize the issue of the Compensation Options in accordance with the terms and conditions hereof and, when issued, the Compensation Options will be validly issued and to authorize the creation, execution, delivery and performance of the Compensation Option Certificates and to observe and perform the provisions of the Compensation Option Certificates in accordance with the provisions thereof including, without limitation, the issue of the Compensation Shares for the consideration and upon the terms and conditions set forth in the Compensation Option Certificates.

(ii)

The Compensation Options Certificates, when issued, will constitute a valid and legally binding obligation of the Corporation enforceable against the Corporation in accordance with the terms thereof. None of the issue of the Compensation Options, the execution and delivery of the Compensation Option Certificates, the compliance by the Corporation with the provisions of the Compensation Option Certificates or the consummation of the transactions contemplated therein including, without limitation, the issue of the Compensation Shares for the consideration and upon the terms and conditions set forth in the Compensation Option Certificates, do or will (i) require the consent, approval, or authorization, order or agreement of, or registration or qualification with, any governmental agency, body or authority, court, stock exchange, securities regulatory authority or other Person, except (A) such as have been obtained, or (B) such as may be required under the Securities Laws of the Offering Jurisdictions and will be obtained by the Closing Date, or (ii) conflict with or result in any breach or violation of any of the provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Corporation is a party or by which it or any of the properties or assets thereof is bound, or the articles or by-laws of the Corporation or any resolution passed by the directors (or any committee thereof) or shareholders of the Corporation, or any statute or any judgment, decree, order, rule, policy or regulation of any court, governmental authority, any arbitrator, stock exchange or securities regulatory authority applicable to the Corporation or any of the properties or assets thereof which could have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Corporation.

(iii)

None of the issue of the Compensation Options or the Compensation Shares will be subject to any pre-emptive right or other contractual right to purchase securities granted by the Corporation or to which the Corporation is subject.

(iv)

The issue by the Corporation to the Agents of the Compensation Options will be exempt from: (A) the registration and prospectus requirements of the Securities Laws of the Province of Ontario in respect of Blackmont; (B) the registration and prospectus requirements of the Securities Laws of the Province of British Columbia in respect of Salman; and (C) the registration requirements of the Securities Laws of the United States.

(q)

Public Disclosure: Each of the documents in the Public Record is, as of the date thereof, in compliance in all material respects with applicable Securities Laws and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and such documents collectively constitute full, true and plain disclosure of all material facts relating to the Corporation and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, as of the date hereof. There is no fact known to the Corporation which the Corporation has not publicly disclosed which materially adversely affects, or so far as the Corporation can reasonably foresee, will materially adversely affect, the assets, liabilities (contingent or otherwise), capital, affairs, business, prospects, operations or condition (financial or otherwise) of the Corporation or the ability of the Corporation to perform its obligations under this Agreement or the Ancillary Documents or which would otherwise be material to any Person intending to make an equity investment in the Corporation (save and except the information concerning this Offering).

(r)

Timely Disclosure: Except as disclosed in the Public Record and Schedule 8(r) of the Disclosure Schedules, since January 1, 2004, the Corporation is in compliance with all timely disclosure obligations under the 1933 Act and the 1934 Act and, without limiting the generality of the foregoing, there has not occurred any material adverse change in the assets, liabilities (contingent or otherwise), capital, affairs, business, prospects, operations or condition (financial or otherwise) of the Corporation or the Subsidiary which has not been publicly disclosed and none of the documents filed by or on behalf of the Corporation pursuant to applicable Securities Laws contain a misrepresentation (as such term is used in the 1934 Act) at the date of the filing thereof.

(s)

Accounting Controls: The Corporation maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are completed in accordance with the general or a specific authorization of management of the Corporation; (ii) transactions are recorded as necessary to permit the preparation of consolidated financial statements for the Corporation in conformity with United States generally accepted accounting principles and to maintain asset accountability; (iii) access to assets of the Corporation and the Subsidiary is permitted only in accordance with the general or a specific authorization of management of the Corporation; and (iv) the recorded accountability for assets of the Corporation and the Subsidiary is compared with the existing assets of the Corporation and the Subsidiary at reasonable intervals and appropriate action is taken with respect to any differences therein.

(t)

No Cease Trade Order: No order preventing, ceasing or suspending trading in any securities of the Corporation or prohibiting the issue and sale of securities by the Corporation has been issued and no proceedings for either of such purposes have been instituted or, to the best of the knowledge of the Corporation, are pending, contemplated or threatened.

(u)	Auditors:

(i)

the auditors who audited the consolidated financial statements of the Corporation and the Subsidiary for the years ended December 31, 2006 and 2005 and who provided their audit report thereon are independent public accountants as required under the 1933 Act and the 1934 Act; and

(ii)

except for certain comments which corroborate the conclusions of the Corporation’s Chief Executive Officer and Chief Financial Officer concerning material weaknesses in the Corporation’s internal controls disclosed in the Information, the Corporation’s auditors have not provided any material comments or recommendations to the Corporation regarding its accounting policies, internal control systems or other accounting or financial practices in respect of the years ended December 31, 2006 and 2005.

(v)

Financial Statements: The audited consolidated financial statements of the Corporation for the year ended December 31, 2006, together with the auditors’ report thereon and the notes thereto, and the unaudited interim consolidated financial statements of the Corporation for the period ended March 31, 2007 and the notes thereto, have been prepared in accordance with United States generally accepted accounting principles applied on a basis consistent with prior periods (except as disclosed in such consolidated financial statements), are substantially correct in every particular and present fairly the financial condition and position of the Corporation on a consolidated basis as at the dates thereof and such consolidated financial statements contain no direct or implied statement of a material fact which is untrue on the date of such consolidated financial statements and do not omit to state any material fact which is required by United States generally accepted accounting principles or by applicable law to be stated or reflected therein or which is necessary to make the statements contained therein not misleading. All disclosures in the Public Record regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the SEC) comply with Regulation G, to the extent applicable.

(w)	Changes in Financial Position: Since March 31, 2007, neither:

	(i)	the Corporation nor the Subsidiary has paid or declared any dividend or incurred any material capital expenditure or made any commitment therefor;

	(ii)	the Corporation nor the Subsidiary has incurred any obligation or liability, direct or indirect, contingent or otherwise, except in the ordinary course of business and which is not, and which in the aggregate are not, material, except that the Corporation has entered into an agreement to move certain crushing equipment from the Gold Strike Mine near Carlin, Nevada to the Corporation’s Johnson Camp Mine property at a cost of $550,000, and the Corporation continues to incur exploratory drilling costs in connection with the Corporation’s option on the Coyote Springs property (having incurred approximately $330,000 in such costs since March 31, 2007); and

(iii)	the Corporation nor the Subsidiary has entered into any material transaction;

except in each case as disclosed in the Information.

(x)

Insolvency: Since January 1, 2004, neither the Corporation nor the Subsidiary has committed an act of bankruptcy or sought protection from the creditors thereof before any court or pursuant to any legislation, proposed a compromise or arrangement to the creditors thereof generally, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to be declared bankrupt or wound up, taken any proceeding to have a receiver appointed of any of the assets thereof, had any Person holding any encumbrance, lien, charge, hypothec, pledge, mortgage, title retention agreement or other security interest or receiver take possession of any of the property thereof, had an execution or distress become enforceable or levied upon any portion of the property thereof or had any petition for a receiving order in bankruptcy filed against it.

(y)

No Contemplated Changes: Except as disclosed in the Information, neither the Corporation nor the Subsidiary has approved, is contemplating, has entered into any agreement in respect of, or has any knowledge of:

(i)

the purchase of any property or assets or any interest therein or the sale, transfer or other disposition of any property or assets or any interest therein currently owned, directly or indirectly, by the Corporation or the Subsidiary whether by asset sale, transfer of shares or otherwise;

(ii)

the change of control (by sale or transfer of shares or sale of all or substantially all of the property and assets of the Corporation or the Subsidiary or otherwise) of the Corporation or the Subsidiary; or

	(iii)	a proposed or planned disposition of shares by any shareholder who owns, directly or indirectly, 10% or more of the outstanding shares of the Corporation or the Subsidiary.

(z)

Insurance: The assets of the Corporation and of the Subsidiary and the business and operations thereof are insured against loss or damage with responsible insurers on a basis consistent with insurance obtained by reasonably prudent participants in a comparable business in comparable circumstances, such coverage is in full force and effect and the Corporation and the Subsidiary has not failed to promptly give any notice or present any material claim thereunder.

(aa)

Taxes and Tax Returns: Except as disclosed in Schedule 8(aa) of the Disclosure Schedules, the Corporation and the Subsidiary has filed in a timely manner all necessary tax returns and notices and has paid all applicable taxes of whatsoever nature for all tax years prior to the date hereof to the extent that such taxes have become due and neither the Corporation nor the Subsidiary is aware of any tax deficiencies or interest or penalties accrued or accruing, or alleged to be accrued or accruing, thereon where, in any of the above cases, it might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), or in the earnings, business, affairs or prospects of the Corporation or the Subsidiary and there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return by any of them or the payment of any material tax, governmental charge, penalty, interest or fine against any of them. There are no material actions, suits, proceedings, investigations or claims now threatened or pending against, to the knowledge of the Corporation, the Corporation or the Subsidiary which could result in a material liability in respect of taxes, charges or levies of any governmental authority, penalties, interest, fines, assessments or reassessments or any matters under discussion with any governmental authority relating to taxes, governmental charges, penalties, interest, fines, assessments or reassessments asserted by any such authority, and, except as disclosed in Schedule 8(aa) of the Disclosure Schedules, the Corporation and the Subsidiary has withheld (where applicable) from each payment to each of the present and former officers, directors, employees and consultants thereof the amount of all taxes and other amounts, including, but not limited to, income tax and other deductions, required to be withheld therefrom, and has paid the same or will pay the same when due to the proper tax or other receiving authority within the time required under applicable tax legislation.

(bb)

Compliance with Laws, Licenses and Permits: To the best of the Corporation’s knowledge after due inquiry, each of the Corporation and the Subsidiary has conducted and is conducting the business thereof in compliance in all material respects with all applicable laws, rules, regulations, tariffs, orders and directives of each jurisdiction in which it carries on business, and, except as disclosed in Schedule 8 (bb) of the Disclosure Schedules, possesses all material approvals, consents, certificates, registrations, authorizations, permits and licenses issued by the appropriate provincial, state, municipal, federal or other regulatory agency or body necessary to carry on the business currently carried on, or as currently contemplated to be carried on, by it, and, except as disclosed in Schedule 8(bb) of the Disclosure Schedules, is in compliance in all material respects with the terms and conditions of all such approvals, consents, certificates, authorizations, permits and licenses and with all laws, regulations, tariffs, rules, orders and directives material to the operations thereof, and neither the Corporation nor the Subsidiary has received any notice of the modification, revocation or cancellation of, or any intention to modify, revoke or cancel or any proceeding relating to the modification, revocation or cancellation of any such approval, consent, certificate, authorization, permit or license which, singly or in the aggregate, if the subject of an unfavourable decision, order, ruling or finding, would materially adversely affect the conduct of the business or operations of, or the assets, liabilities (contingent or otherwise), condition (financial or otherwise) or prospects of, the Corporation or the Subsidiary.

(cc)

Agreements and Actions: Neither the Corporation nor the Subsidiary is in violation of any material term of the articles or by-laws or any constating document thereof. Neither the Corporation nor the Subsidiary is in violation of any term or provision of any agreement, indenture or other instrument applicable to it which would, or could, result in any material adverse effect on the business, condition (financial or otherwise), capital, affairs or operations of the Corporation or the Subsidiary. Neither the Corporation nor the Subsidiary is in default in the payment of any obligation owed which is now due, and which has not been deferred with the agreement of the creditor, and there is no action, suit, proceeding or investigation commenced, pending or, to the knowledge of the Corporation after due inquiry, threatened which, either in any case or in the aggregate, might result in any material adverse effect on the business, condition (financial or otherwise), capital, affairs, prospects or operations of the Corporation or the Subsidiary or in any of the material properties or assets thereof or in any material liability on the part of the Corporation or the Subsidiary or which places, or could place, in question the validity or enforceability of this Agreement, the Ancillary Documents or any document or instrument delivered, or to be delivered, by the Corporation pursuant hereto or thereto.

(dd)

Owner of Property: The Corporation and the Subsidiary are the absolute legal and beneficial owner of, and have good and marketable title to, all of the material property or assets thereof as described in the Information, free of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands whatsoever, other than those described in the Information and Schedule 8(dd) of the Disclosure Schedules, and no other property rights are necessary for the conduct of the business of the Corporation or the Subsidiary as currently conducted or currently contemplated to be conducted, neither the Corporation nor the Subsidiary knows of any claim or the basis for any claim that might or could adversely affect the right thereof to use, transfer or otherwise exploit such property rights and, except as disclosed in the Information, neither the Corporation nor the Subsidiary has any responsibility or obligation to pay any commission, royalty, licence fee or similar payment to any Person with respect to the property rights thereof.

(ee)

Mineral Rights: The Corporation and the Subsidiary hold either freehold title, mining leases, mining claims or participating interests or other conventional property, proprietary or contractual interests or rights, recognized in the jurisdiction in which a particular property is located, in respect of the ore bodies and minerals located in properties in which the Corporation and the Subsidiary have an interest as described in the Information under valid, subsisting and enforceable title documents or other recognized and enforceable agreements or instruments, sufficient to permit the Corporation or the Subsidiary to explore the minerals relating thereto, all such property, leases or claims and all property, leases or claims in which the Corporation or the Subsidiary has an interest or right have been validly located and recorded in accordance with all applicable laws and are valid and subsisting, the Corporation and the Subsidiary have all necessary surface rights, access rights and other necessary rights and interests relating to the properties in which the Corporation and the Subsidiary have an interest as described in the Information granting the Corporation or the Subsidiary the right and ability to explore for minerals, ore and metals for development purposes as are appropriate in view of the rights and interest therein of the Corporation or the Subsidiary, with only such exceptions as do not materially interfere with the use made by the Corporation or the Subsidiary of the rights or interests so held and each of the proprietary interests or rights and each of the documents, agreements and instruments and obligations relating thereto referred to above is currently in good standing in the name of the Corporation or the Subsidiary.

(ff)

Property Agreements: Any and all of the agreements and other documents and instruments pursuant to which the Corporation or the Subsidiary holds the property and assets thereof (including any interest in, or right to earn an interest in, any property) are valid and subsisting agreements, documents or instruments in full force and effect, enforceable in accordance with terms thereof, neither the Corporation nor the Subsidiary is in default of any of the material provisions of any such agreements, documents or instruments nor has any such default been alleged, and such properties and assets are in good standing under the applicable statutes and regulations of the jurisdictions in which they are situated, all leases, licences and claims pursuant to which the Corporation or the Subsidiary derive the interests thereof in such property and assets are in good standing and there has been no material default under any such lease, licence or claim and all taxes required to be paid with respect to such properties and assets to the date hereof have been paid. None of the properties (or any interest in, or right to earn an interest in, any property) of the Corporation or the Subsidiary is subject to any right of first refusal or purchase or acquisition right which is not disclosed in the Information.

(gg)

No Defaults: Neither the Corporation nor the Subsidiary is in default of any material term, covenant or condition under or in respect of any judgment, order, agreement or instrument to which it is a party or to which it or any of the property or assets thereof are or may be subject, and no event has occurred and is continuing, and no circumstance exists which has not been waived, which constitutes a default in respect of any material commitment, agreement, document or other instrument to which the Corporation or the Subsidiary is a party or by which it is otherwise bound entitling any other party thereto to accelerate the maturity of any material amount owing thereunder or which could have a material adverse effect upon the condition (financial or otherwise), capital, property, assets, operations or business of the Corporation or the Subsidiary.

(hh)

Compliance with Employment Laws: Except as disclosed in the Information and Schedule 8(hh) of the Disclosure Schedules, the Corporation and the Subsidiary is in compliance with all laws and regulations respecting employment and employment practices, terms and conditions of employment, pay equity and wages, except where such non-compliance would not constitute an adverse material fact concerning the Corporation or the Subsidiary or result in an adverse material change to the Corporation or the Subsidiary, and has not and is not engaged in any unfair labour practice, there is no labour strike, dispute, slowdown, stoppage, complaint or grievance pending or, to the best of the knowledge of the Corporation after due inquiry, threatened against the Corporation or the Subsidiary, no union representation question exists respecting the employees of the Corporation or the Subsidiary and no collective bargaining agreement is in place or currently being negotiated by the Corporation or the Subsidiary, neither the Corporation nor the Subsidiary has received any notice of any unresolved matter and there are no outstanding orders under any employment or human rights legislation in any jurisdiction in which the Corporation or the Subsidiary carries on business or has employees, no employee has any agreement as to the length of notice required to terminate his or her employment with the Corporation or the Subsidiary in excess of twelve months or equivalent compensation and all benefit and pension plans of the Corporation or the Subsidiary are funded in accordance with applicable laws and no past service funding liability exist thereunder.

(ii)

Employee Plans: Except as disclosed in Schedule 8(ii) of the Disclosure Schedules, each material plan for retirement, bonus, stock purchase, profit sharing, stock option, deferred compensation, severance or termination pay, insurance, medical, hospital, dental, vision care, drug, sick leave, disability, salary continuation, legal benefits, unemployment benefits, vacation, pension, incentive or otherwise contributed to, or required to be contributed to, by the Corporation or the Subsidiary for the benefit of any current or former officer, director, employee or consultant of the Corporation has been maintained in material compliance with the terms thereof and with the requirements prescribed by any and all statutes, orders, rules, policies and regulations that are applicable to any such plan.

(jj)

Accruals: All material accruals for unpaid vacation pay, premiums for unemployment insurance, health premiums, federal or provincial pension plan premiums, accrued wages, salaries and commissions and payments for any plan for any officer, director, employee or consultant of the Corporation or the Subsidiary have been accurately reflected in the books and records of the Corporation.

(kk)

Work Stoppage: There has not been, and there is not currently, any labour trouble which is adversely effecting or could adversely affect, in a material manner, the conduct of the business of the Corporation or the Subsidiary.

(ll)	Environmental Compliance: Except as disclosed in the Information and Schedule 8(ll) of the Disclosure Schedules, the Corporation and the Subsidiary:

(i)

and the property, assets and operations thereof comply in all material respects with all applicable Environmental Laws (which term means and includes, without limitation, any and all applicable international, federal, provincial, state, municipal or local laws, statutes, regulations, treaties, orders, judgments, decrees, ordinances, official directives and all authorizations relating to the environment, occupational health and safety, or any Environmental Activity (which term means and includes, without limitation, any past, present or future activity, event or circumstance in respect of a Contaminant (which term means and includes, without limitation, any pollutants, dangerous substances, liquid wastes, hazardous wastes, hazardous materials, hazardous substances or contaminants or any other matter including any of the foregoing, as defined or described as such pursuant to any Environmental Law), including, without limitation, the storage, use, holding, collection, purchase, accumulation, assessment, generation, manufacture, construction, processing, treatment, stabilization, disposition, handling or transportation thereof, or the release, escape, leaching, dispersal or migration thereof into the natural environment, including the movement through or in the air, soil, surface water or groundwater));

(ii)

do not have any knowledge of, and have not received any notice of, any material claim, judicial or administrative proceeding, pending or threatened against, or which may affect, either the Corporation or the Subsidiary or any of the property, assets or operations thereof, relating to, or alleging any violation of any Environmental Laws, the Corporation is not aware of any facts which could give rise to any such claim or judicial or administrative proceeding and neither the Corporation nor the Subsidiary nor any of the property, assets or operations thereof is the subject of any investigation, evaluation, audit or review by any Governmental Authority (which term means and includes, without limitation, any national, federal government, province, state, municipality or other political subdivision of any of the foregoing, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing) to determine whether any violation of any Environmental Laws has occurred or is occurring or whether any remedial action is needed in connection with a release of any Contaminant into the environment, except for compliance investigations conducted in the normal course by any Governmental Authority;

(iii)

have not given or filed any notice under any federal, state, provincial or local law with respect to any Environmental Activity, the Corporation and the Subsidiary do not have any liability (whether contingent or otherwise) in connection with any Environmental Activity and the Corporation is not aware of any notice being given under any federal, state, provincial or local law or of any liability (whether contingent or otherwise) with respect to any Environmental Activity relating to or affecting the Corporation or the Subsidiary or the property, assets, business or operations thereof;

(iv)

do not store any hazardous or toxic waste or substance on the property thereof and have not disposed of any hazardous or toxic waste, in each case in a manner contrary to any Environmental Laws, and there are no Contaminants on any of the premises at which the Corporation or the Subsidiary carries on business, in each case other than in compliance with Environmental Laws; and

(v)	are not subject to any contingent or other liability relating to the restoration or rehabilitation of land, water or any other part of the environment or non- compliance with Environmental Law.

(mm)

No Litigation: There are no actions, suits, proceedings, inquiries or investigations existing, pending or, to the knowledge of the Corporation after due inquiry, threatened against or which adversely affect the Corporation or the Subsidiary or to which any of the property or assets thereof is subject, at law or equity, or before or by any court, federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may in any way materially adversely affect the condition (financial or otherwise), capital, property, assets, operations or business of the Corporation or the Subsidiary or the ability of any of them to perform the obligations thereof and neither the Corporation or the Subsidiary is subject to any judgment, order, writ, injunction, decree, award, rule, policy or regulation of any Governmental Authority, which, either separately or in the aggregate, may result in a material adverse effect on the condition (financial or otherwise), capital, property, assets, operations or business of the Corporation or the Subsidiary or the ability of the Corporation to perform its obligations under this Agreement or the Ancillary Documents.

(nn)

Intellectual Property: The Corporation or the Subsidiary owns or possesses adequate enforceable rights to use all trademarks, copyrights and trade secrets used or proposed to be used in the conduct of the business thereof and, to the knowledge of the Corporation, after due inquiry, neither the Corporation nor the Subsidiary is infringing upon the rights of any other Person with respect to any such trademarks, copyrights or trade secrets and no other Person has infringed any such trademarks, copyrights or trade secrets.

(oo)

Non-Arm’s Length Transactions: Except as disclosed in the Information, neither the Corporation nor the Subsidiary owes any amount to, nor has the Corporation or the Subsidiary any present loans to, or borrowed any amount from or is otherwise indebted to, any related person (as such term is defined in the Item 404 of Regulation S-B promulgated by the SEC) in respect of whom disclosure would be required to be included under Item 12 of Form 10-KSB, except for usual employee reimbursements and compensation paid in the ordinary and normal course of the business of the Corporation or the Subsidiary. Except usual employee or consulting arrangements made in the ordinary and normal course of business, neither the Corporation nor the Subsidiary is a party to any contract, agreement or understanding with any officer, director, employee or securityholder of any of them or any other Person not dealing at arm’s length with the Corporation and the Subsidiary. No officer, director or employee of the Corporation or the Subsidiary and no Person which is an affiliate or associate of any of the foregoing Persons, owns, directly or indirectly, any interest (except for shares representing less than 5% of the outstanding shares of any class or series of any publicly traded company) in, or is an officer, director, employee or consultant of, any Person which is, or is engaged in, a business competitive with the business of the Corporation or the Subsidiary which could materially adversely impact on the ability to properly perform the services to be performed by such Person for the Corporation or the Subsidiary. No officer, director, employee or securityholder of the Corporation or the Subsidiary has any cause of action or other claim whatsoever against, or owes any amount to, the Corporation or the Subsidiary except for claims in the ordinary and normal course of the business of the Corporation or the Subsidiary such as for accrued vacation pay or other amounts or matters which would not be material to the Corporation.

(pp)	Material Contracts: Except as disclosed in the Information, the only material contracts to which the Corporation or the Subsidiary is a party or by which any of them are bound are:

	(i)	Construction Contract with Intermountain Rigging and Heavy Haul, dated May 17, 2007, regarding transport of material to Johnson Camp Mine; and

	(ii)	Contract for Services with Boart Longyear Company dated January 24, 2007,

and all such contracts are valid and subsisting agreements in full force and effect unamended and there exists no material default or event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any event or condition, would become a material default thereunder by any party thereto.

(qq)

Website: The website of the Corporation, if any, does not contain material information with respect to the Corporation which is incomplete, incorrect or omits to state a fact so as to render such information misleading, or any news release which has not been disseminated on a news wire service and all information contained on any of such websites in respect of the Offering complies with the Securities Laws of the Offering Jurisdictions including, but not limited to, restrictions on promotional material disseminated before and during the Offering.

(rr)

Minute Books: The minute books of the Corporation, all of which have been or will be made available to the Agents or counsel to the Agents, are complete and accurate in all material respects for the period since January 1, 2004.

9.	Covenants of the Corporation

	(a)	Consents and Approvals: Immediately following the acceptance by the Corporation hereof, the Corporation covenants and agrees with the Agents and the Purchasers that the Corporation will:

(i)

obtain, to the extent not already obtained, the necessary regulatory consents from the Securities Commissions of the Offering Jurisdictions for the Offering on such terms as are mutually acceptable to the Agents and the Corporation, acting reasonably;

(ii)	use its commercially reasonable best efforts to obtain a receipt for the Final Prospectus within 180 days of Closing Date;

(iii)

use its commercially reasonable best efforts to file the Registration Statement and use its best efforts to have such Registration Statement declared effective by the SEC by the Qualification Deadline to register the resale of the Special Warrant Shares, the Warrant Shares and the Compensation Shares;

(iv)

not take any action which would be reasonably expected to result in the delisting or suspension of its Common Shares on the over-the-counter bulletin board system or from any other securities exchange, market or trading or quotation facility on which its Common Shares become listed or quoted (including the Toronto Stock Exchange or the TSX Venture Exchange) and the Corporation shall comply, in all material respects, with the rules and regulations thereof;

(v)

if the Corporation does not satisfy the obligations thereof set out in subsections 9(a)(ii) and 9(a)(iii) hereof, and either the Final Receipt is not obtained or the Registration Statement is not declared effective on or before the Qualification Deadline, pay to the Purchaser a liquidity incentive (the “Liquidity Incentive”) equal to 1% of the aggregate Purchase Price paid by the Purchaser for the Special Warrants purchased by the Purchaser multiplied by the number of months (pro- rated for partial months) commencing on the Qualification Deadline and expiring on the later of (i) the Qualification Date, and (ii) the date on which the Registration Statement is declared effective by the SEC.

Notwithstanding anything to the contrary contained herein (i) the total Liquidity Incentive payable to a Purchaser shall not exceed: (a) in any given month, 1% of the aggregate Purchase Price paid by the Purchaser for the Purchased Securities; or (b) an aggregate amount equal to 12% of the aggregate Purchase Price paid by the Purchaser for the Special Warrants; the Liquidity Incentive shall be payable at the end of each month, and shall be subject to “gross up” to compensate for the impact of withholding taxes, if applicable, and (ii) to the extent that the registration by the Corporation of any or all of the Registrable Securities pursuant to the Registration Statement is prohibited (in this section, the “Non-Registered Securities”) as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415 under the 1933 Act and the Corporation has registered at such time the maximum number of Registrable Securities permissible upon consultation with the SEC and in accordance with the terms of the Registration Rights Agreement, then the Liquidity Incentive described herein shall not be applicable to such Non- Registered Securities. The above-mentioned “gross up” amount, which may become payable to the Purchaser pursuant to this subsection 9(a)(v), shall be returned to the Corporation to the extent of any tax credit or other form of refund or credit received by or credited to the Purchaser subsequent to the date of any such payment in connection with the Liquidity Incentive, provided that such tax credit or refund was directly connected to the payment representing such “gross up”; and

(vi)	make all necessary filings to obtain all other necessary regulatory and other consents and approvals required in connection with the transactions contemplated by this Agreement.

(b)	General: The Corporation hereby covenants and agrees with the Agents and the Purchasers that the Corporation will:

(i)

fulfill all legal requirements to permit the creation, issue, offering and sale of the Offered Securities, the creation and issue of the Warrants and Compensation Options and the issue of the Warrant Shares and the Compensation Shares as contemplated in this Agreement including, without limitation, compliance with the Securities Laws of the Offering Jurisdictions to enable the Offered Securities to be offered for sale and sold to the Purchasers without the necessity of filing a prospectus or registration statement in the Offering Jurisdictions;

(ii)

deliver to the Agents a copy of all press releases made and material change reports and other documents filed with any regulatory authority forthwith upon such press release being made or material change report or other document being filed until 30 days after the Closing Date;

(iii)

prior to the filing of the Preliminary Prospectus, cause to be delivered to the Agents a legal opinion, in a form reasonably acceptable to the Agents, of independent counsel retained by the Corporation with respect to title to the fee simple lands and patented mineral claims forming part of the Corporation’s Johnson Camp Mine property located in the State of Arizona;

(iv)

execute and file with the Securities Commission all forms, notices and certificates required to be filed pursuant to the Securities Laws in the time required by the applicable Securities Laws, including, not later than 15 days after the Closing Date, five copies of a notice on Form D under the 1933 Act (one of which will be manually signed by a person duly authorized by the Corporation); to otherwise comply with the requirements of Rule 503 under the 1933 Act; and to furnish promptly to the Agents evidence of each such required timely filing (including a copy thereof);

(v)

not be or become, at any time prior to the expiration of five years after the Closing Time, an open-end investment company, unit investment trust, closed- end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(vi)

comply with the 1933 Act so as to permit the completion of the distribution of the Special Warrants, Special Warrant Shares, Warrants and Warrant Shares contemplated hereby. At any time when the Corporation is not subject to Section 13 or 15(d) of the 1934 Act, for the benefit of holders from time to time of Special Warrants, Special Warrant Shares, Warrants and Warrant Shares, to furnish at its expense, upon request, to holders of such securities and prospective purchasers of any such securities information satisfying the requirements of subsection (d)(4)(i) of Rule 144A;

(vii)

furnish to the holders of the Special Warrant Shares and Warrants, as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Corporation and its consolidated subsidiaries certified by independent public accountants), which requirement will be satisfied by making publicly available the Corporation’s Annual Report on Form 10-KSB or 10-K (or any applicable successor thereto under the 1934 Act), and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending June 30, 2007), consolidated summary financial information of the Corporation and its subsidiaries for such quarter in reasonable detail, which requirement will be satisfied by making publicly available the Corporation’s Quarterly Report on Form 10-QSB or 10-Q (or any applicable successor thereto under the 1934 Act);

(viii)

ensure that the Registration Statement and the Prospectus and any amendments or supplements thereto will not and the Public Record do not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Corporation by the Agents or their counsel;

(ix)

timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the Agents the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act;

(x)

use its commercially reasonable best efforts to list the Common Shares on the Toronto Stock Exchange within 10 days after the Final receipt is obtained to the Final Prospectus and the Registration Statement is declared effective; and

(xi)

forthwith after the Closing Date, file such documents as may be required under the Securities Laws of the Offering Jurisdictions relating to the offering of the Offered Securities which, without limiting the generality of the foregoing, shall include a Form 45-106F1 as prescribed under National Instrument 45-106, Prospectus and Registration Exemptions of the Canadian Securities Administrators.

(c)	Issues of Further Securities:

(i)

Subject to subsection 9(c)(ii), the Corporation agrees not to sell directly or indirectly any Shares, or securities convertible or exchangeable into Common Shares of the Corporation during the distribution of the Offering or for a period of 90 days subsequent to the Closing Date, without the prior written consent of the Lead Agent, which consent shall not be unreasonably withheld or delayed.

(ii)

The Agents acknowledge and consent to issuances of the Corporation’s securities: (A) under existing director or employee stock option, bonus or purchase plans, or under such director or employee stock options or bonuses granted subsequently in accordance with regulatory approval; (B) as a result of the exercise of currently outstanding share purchase warrants, convertible securities, DSU’s or options; (C) the existing contractual obligations disclosed in Schedule 8(f) of the Disclosure Schedules; and (D) to pay and settle accrued and unpaid expenses of up to $653,833, as of March 31, 2007, such accrued expenses consisting primarily of consulting fees and accrued salaries and bonus for Ronald Hirsch, the Corporation’s Chairman and formerly it Chief Executive Officer,

Erland Anderson, the Corporation’s Executive Vice President and Chief Operating Officer.

(iii)

The Corporation may issue securities in connection with a bona fide acquisition by the Corporation (other than a direct or indirect acquisition, whether by way of one or more transactions, of an entity all or substantially all of the assets of which are cash, marketable securities or financial in nature or an acquisition that is structured primarily to defeat the intent of this provision), with the written agreement of Blackmount, such agreement not to be unreasonably withheld.

(d)

Restrictions on Registration: The Corporation hereby agrees that, until such time that the Registration Statement covering the Registrable Securities has been declared effective by the SEC, it shall not file another registration statement under the 1933 Act without the written consent of the Agents, other than: (i) a registration statement on Form S-4 under the 1933 Act relating to equity securities to be issued solely in connection with any acquisition of any entity or business, or (ii) one or more registration statements on Form S-8 under the 1933 Act with respect to new or existing “employee benefit plans” of the Corporation (as such term is defined in Rule 405 under the 1933 Act).

(e)

Use of Proceeds: The Corporation will use the net proceeds of the Offered Securities sold under the Offering to repay debt (including related party debt of approximately US$2,950,000), for general corporate purposes, and together with proceeds from an expected project financing loan, to develop the Corporation's Johnson Camp SX-EW copper project.

10.	Certain Representations, Warranties, Covenants and Acknowledgements of the Agents

The Agents hereby represent, warrant and covenant to the Corporation, and acknowledge that the Corporation is relying upon such representations and warranties, that:

(i)	in respect of the offer and sale of the Special Warrants, the Agents will comply with all Securities Laws of the jurisdictions in which it offers Special Warrants;

(ii)

the Agents and their representatives have not engaged in or authorized, and will not engage in or authorize, any form of General Solicitation or General Advertising in connection with or in respect of the Special Warrants;

(iii)	each of the Agents is an “accredited investor” as such term is defined in National Instrument 45-106 - Prospectus and Registration Exemptions; and

(iv)

neither the Agents, their affiliates nor any persons acting on their behalf, has engaged or will engage in any hedging transaction with respect to any of the Special Warrant Shares or Warrants during the Distribution Compliance Period except in compliance with the 1933 Act. For the purposes of this provision, “Distribution Compliance Period” means a one year period that begins on the Closing Date, except that all offers and sales by the Agents, a dealer, or other person that participates in the distribution of the Special Warrants pursuant to a contractual arrangement, of an unsold allotment or subscription of Special Warrants shall be deemed to be made during the Distribution Compliance Period.

11.	Prospectus and Registration Statement Matters

(i)

Prospectuses or Other Qualifications: The Corporation agrees that it will prepare and use its commercially reasonable best efforts to: (i) file the Preliminary Prospectus (in respect of which the Agents and the Agents' counsel shall have an opportunity to participate and satisfy their obligations under the Securities Laws in the Qualifying Jurisdictions) qualifying the issue and distribution of the Subject Shares in each of the Qualifying Jurisdictions; (ii) resolve all comments received or deficiencies raised by the Securities Commissions expeditiously; and (iii) file the Final Prospectus and obtain the Final Receipt (in respect of which the Agents and the Agents' counsel shall have an opportunity to participate and satisfy their obligations under the Securities Laws of the Qualifying Jurisdictions) in each Qualifying Jurisdiction qualifying the issue and distribution of the Subject Shares as soon as practicable, acting reasonably after such regulatory comments and deficiencies have been resolved so that the Underlying Securities are not subject to a hold period or restricted period under the Securities Laws of the Qualifying Jurisdictions (other than in respect of resales by control persons).

(ii)

The Corporation will file the Registration Statement and use its commercially reasonable best efforts to have such Registration Statement declared effective by the SEC by the Qualification Date to register the resale of the Special Warrant Shares, the Warrant Shares and the Compensation Shares;

(iii)

The Preliminary Prospectus, the Final Prospectus, and any Supplementary Material will contain the disclosure required by all requirements of the Securities Laws of the applicable Qualifying Jurisdiction;

(iv)	The Registration Statement (and each amendment or supplement thereto), will contain the disclosure required by all applicable requirements of the Securities Laws of the United States; and

(v)

The Corporation recognizes that it is fundamental to the Purchasers that the Final Prospectus be filed in Canada and a receipt is obtained for such Final Prospectus, the Special Warrant Shares and Warrant Shares be registered for resale in the United States under the Registration Statement so that the Special Warrant Shares and Warrant Shares will be tradable in such Offering Jurisdiction without the necessity of the holder thereof filing a prospectus or effecting the trade in a manner which falls within one of the various private placement exemptions or exemptions from registration under applicable Securities Laws or subject to any statutory or regulatory hold periods or trade restrictions in such Offering Jurisdiction (provided such trade is not a “control distribution” as defined by the applicable Securities Laws, or by an “affiliate” as defined in Rule 144). The Corporation acknowledges that it is for this reason that the Corporation has agreed to use its best efforts to ensure that the Preliminary Prospectus and Final Prospectus are to be filed with the Securities Commissions in at least one jurisdiction listed in Appendix B of National Instrument 45-102 – Resale of Securities and receipts are to be obtained therefor and the Registration Statement is to be filed with and declared effective by the SEC in the United States within the time periods contemplated by this Agreement and the Registration Rights Agreement.

(vi)

The Agents shall cooperate in the filing of the Preliminary Prospectus, the Final Prospectus and any Supplementary Material, by signing the relevant certificates required to be signed by them provided that they are satisfied with their due diligence investigation of the Corporation and its Subsidiary and as to disclosure requirements of applicable Securities Laws having been fulfilled by the Corporation. Subject to the foregoing, if the Agents do not execute the certificates pertaining to the Preliminary Prospectus, the Final Prospectus or any Supplementary Material, other than as a result or consequence of the default by or failure of the Corporation to comply in all material respects with its covenants and agreements contained herein or the material inaccuracy of any representation or warranty of the Corporation herein, the Corporation shall thereafter be relieved of its filing and delivery obligations under this Agreement in respect of the Preliminary Prospectus, the Final Prospectus and any Supplementary Material.

12.	Delivery of Prospectuses

The Corporation shall deliver or cause to be delivered to the Agents and the Agents’ counsel the documents set out below at the respective times indicated:

(i)

contemporaneously, as nearly as practicable, with the filing (i) with the British Columbia Securities Commission of the Preliminary Prospectus or the Final Prospectus, copies of the Preliminary Prospectus or the Final Prospectus signed as required by applicable Securities Laws of the Qualifying Jurisdictions, and (ii) with the SEC of the Registration Statement copies of the Registration Statement signed as required by applicable Securities Laws of the United States; and

(ii)

as soon as they are available, copies of any supplementary material required to be filed under any of the Securities Laws in Canada and the United States, signed as required by applicable Securities Laws and including copies of any documents or information incorporated by reference therein which have not been previously delivered to the Agents.

13.	Termination

(a)

Right of Termination: The Agents shall be entitled, at the sole option thereof, to terminate and cancel, without any liability on the part of the Agents, all of the obligations thereof under this Agreement and the obligations of any Person who has executed a Subscription Agreement, by notice in writing to that effect delivered to the Corporation prior to or at the Closing Time if:

		(i)	the Agents are not satisfied in the sole discretion thereof with the results of the due diligence review and investigation of the Corporation conducted by the Agents;

(ii)

there is in the sole opinion of the Agents a material change or change in a material fact or new material fact or an undisclosed material fact or material change which might be expected to have an adverse effect on the condition (financial or otherwise), capital, property, assets, operations, business, affairs, profitability or prospects of the Corporation or on the market price or value of the

Common Shares or any other securities of the Corporation or on the marketability of the Offered Securities;

(iii)

there should develop, occur or come into effect any occurrence of national or international consequence, or any action, law or regulation, inquiry or other event, action or occurrence of any nature whatsoever which, in the sole opinion of the Agents, seriously affects, or could seriously affect, the financial markets, the condition (financial or otherwise) of capital, property, assets, operations, business, affairs, profitability or prospects of the Corporation or the market price or value of the Common Shares or any other securities of the Corporation or the marketability of the Offered Securities;

(iv)	the state of the financial markets is such that in the sole opinion of the Agents it would be unprofitable to offer or continue to offer for sale the Offered Securities;

(v)

any order or ruling is issued, or any inquiry, action, suit, proceeding or investigation (whether formal or informal) is instituted or announced or threatened in relation to the Corporation or any of the directors, officers or principal shareholders of the Corporation (other than one based solely upon the activities or alleged activities of the Agents) or any law or regulation is promulgated or changed which prevents or restricts trading in or the distribution of the Offered Securities, the Common Shares or any other securities of the Corporation (other than one based solely upon the activities or alleged activities of the Agents) or any law or regulation is promulgated or changed which prevents or restricts trading in or the distribution of the Offered Securities, the Common Shares or any other securities of the Corporation (other than one based solely upon the activities or alleged activities of the Agents) or any law or regulation is promulgated or changed which prevents or restricts trading in or the distribution of the Offered Securities, the Common Shares or any other securities of the Corporation;

(vi)	any order to cease or suspend trading in any securities of the Corporation is made, threatened or announced by any securities regulatory authority; or

(vii)

the Corporation is in breach of any material term, condition, covenant or agreement contained in this Agreement or in any Subscription Agreement or any representation or warranty given by the Corporation in this Agreement or in any Subscription Agreement is or becomes untrue, false or misleading.

(b)

Rights on Termination: Any termination by the Agents pursuant to subsection 13(a) hereof shall be effected by notice in writing delivered by the Agents to the Corporation at the address thereof as set out in section 17 hereof. The right of the Agents to so terminate the obligations thereof under this Agreement is in addition to such other remedies as the Agents may have in respect of any default, act or failure to act of the Corporation in respect of any of the matters contemplated by this Agreement. In the event of a termination by the Agents pursuant to subsection 13(a) hereof there shall be no further liability on the part of the Agents to the Corporation or of the Corporation to the Agents except any liability which may have arisen or may thereafter arise under either section 14 or 15 hereof.

14.	Indemnity and Contribution

(a)

Indemnity: The Corporation hereby covenants and agrees to protect, indemnify and save harmless the Agents and each investment dealer which is a member of any agency group formed by the Agents in connection with the Offering, the affiliates of each of them and the respective directors, officers, employees, shareholders, partners, advisors and agents of each of the Agents and each investment dealer which is a member of any agency group formed by the Agents in connection with the Offering and of each of the associates and affiliates of each of them (in this section 14 each an “Indemnified Person” and collectively the “Indemnified Persons”) from and against all losses (other than a loss of profits), claims, damages, payments, liabilities, costs, fines, penalties and expenses (including the amount paid in reasonable settlement of any claim, action, suit or proceeding and the reasonable fees, disbursements and taxes of counsel incurred obtaining advice in respect of, or in defending or settling, any such claim, action, suit or proceeding), joint or several, of whatsoever nature or kind to which an Indemnified Person may become subject or otherwise involved in any capacity under statute or common law or otherwise caused or reasonably incurred by reason of or in any way arising, directly or indirectly, from, by virtue of, or related to, enforcing the provisions of this Agreement or any Subscription Agreement, or:

		(i)	the Agents having acted as the agents of the Corporation in respect of the Offering (other than by reason of the negligence, willful misconduct or bad faith of the Agents);

(ii)

any statement or information contained in the Information which at the time and in light of the circumstances under which it was made containing or being alleged to contain a misrepresentation or being or being alleged to be untrue, false or misleading;

(iii)

the omission or alleged omission to state in the Information any material fact required to be stated therein or necessary to make any statement therein not misleading in light of the circumstances under which it was made;

(iv)

any order made or inquiry, investigation or proceeding commenced or threatened by any officer or official of any securities commission or authority or any other competent authority, not based upon the activities or the alleged activities of any of the Agents in connection with the Offering;

(v)

the non-compliance or alleged non-compliance by the Corporation with any of the Securities Laws of the Offering Jurisdictions or any other applicable law in connection with the transactions contemplated herein;

		(vi)	any negligence or willful misconduct by the Corporation relating to or connected with the sale by the Corporation of the Offered Securities;

(vii)

any misrepresentation or alleged misrepresentation (except any made by the Agents and for which the Agents did not rely on any information provided by the Corporation or anyone acting on its behalf) relating to the Offering or the Offered Securities, whether oral or written and whether made during and in connection with the Offering or in respect of the trading of the Offered Securities in the secondary market after the completion of the Offering, where such misrepresentation or alleged misrepresentation may give or gives rise to any other liability under any statute in any jurisdiction which is in force on the date of this Agreement or which comes into force after that date;

(viii)

any failure or alleged failure to make timely disclosure of material change by the Corporation, whether such failure or alleged failure occurs during the Offering or after the completion of the Offering, where such failure relates to the Offering or the Offered Securities and may give or gives rise to any liability under any statute in any jurisdiction which is in force on the date of this Agreement or which comes into force after that date; or

(ix)

the breach of, or default under, any term, condition, covenant or agreement of the Corporation made or contained herein or in any other document of the Corporation delivered pursuant hereto or made by the Corporation in connection with the sale of the Offered Securities or any representation or warranty of the Corporation made or contained herein or in any other document of the Corporation delivered pursuant hereto or in connection with the sale of the Offered Securities being or being alleged to be untrue, false or misleading.

If any matter or thing contemplated by this section 14 shall be asserted against any Indemnified Person in respect of which indemnification is or might reasonably be considered to be provided hereunder, such Indemnified Person shall notify the Corporation as soon as possible of the nature of such claim and the Corporation shall be entitled, but not required, to assume the defence of any action, suit or proceeding brought to enforce such claim; provided, however, that the defence shall be through legal counsel reasonably acceptable to the Indemnified Person and that no settlement may be made by the Corporation or the Indemnified Person without the prior written consent of the other of them and the Corporation shall not be liable for any settlement of any such claim unless it has consented in writing to such settlement.

(b)

Limitation: In the event and to the extent that a court of competent jurisdiction in a final judgment (in a proceeding to which an Indemnified Person is a party) that has become non-appealable determines that an Indemnified Party was grossly negligent or guilty of willful misconduct in connection with a claim referred to in 14(a), above, in respect of which the Corporation has advanced funds to the Indemnified Person pursuant to this indemnity, such Indemnified Person will reimburse such funds to the Corporation and thereafter this indemnity will not apply to such Indemnified Party in respect of such claim. The Corporation agrees to waive any right the Corporation might have of first requiring the Indemnified Person to proceed against or enforce any other right, power, remedy or security or claim payment from any other person before claiming under this indemnity.

(c)

Counsel: In any claim referred to in this section 14, the Indemnified Person shall have the right to retain separate legal counsel to act on behalf of such Indemnified Person provided that the fees and disbursements of such separate legal counsel shall be paid by the Indemnified Person unless:

	(i)	the Corporation fails to assume the defence of such claim on behalf of the Indemnified Person within ten days of receiving notice of such claim;

(ii)	the Corporation and the Indemnified Person shall have mutually agreed, in writing, to the retention of such separate legal counsel; or

(iii)

the named parties to such claim (including any added, third or impleaded parties) include both the Corporation and the Indemnified Person and the Indemnified Person has been advised by legal counsel that representation of both the Corporation and the Indemnified Person by the same legal counsel would be inappropriate due to actual or potential differing interests between them;

in which event or events the fees and disbursements of such separate legal counsel shall be paid by the Corporation, subject as hereinafter provided. Where more than one Indemnified Person is entitled to retain separate counsel in the circumstances described in this subsection 14(c), all Indemnified Persons shall be represented by one separate legal counsel and the fees and disbursements of only one separate legal counsel for all Indemnified Persons shall be paid by the Corporation, unless:

(i)	the Corporation and the Indemnified Persons have mutually agreed to the retention of more than one legal counsel for the Indemnified Persons; or

(ii)

the Indemnified Persons have or any of them has been advised in writing by legal counsel that representation of all of the Indemnified Persons by the same legal counsel would be inappropriate due to actual or potential differing interests between them.

(d)

Waiver of Right: The Corporation hereby waives its right to recover contribution from the Agents and the other Indemnified Persons with respect to any liability of the Corporation by reason of or arising out of the indemnity provided by the Corporation in this section 14; provided, however, that such waiver shall not apply in respect of an Agent for any liability directly caused or incurred by reason or arising out of any information or statements relating solely to, and provided by, such Agent or any failure by such Agent in connection with the Offering to provide to Purchasers any document which the Corporation is required to provide to the Purchasers and which the Corporation has provided or made available to the Agents to forward to the Purchasers.

(e)	Contribution:

(i)

In order to provide for just and equitable contribution in circumstances in which the indemnity contained in this section 14 is, for any reason of policy or otherwise, held to be unavailable to or unenforceable by, in whole or in part, an Indemnified Person other than in accordance with the provisions of this section 14, the Corporation shall contribute to the aggregate losses (other than a loss of profit), claims, damages, payments, liabilities, costs, fines, penalties and expenses (including the amount paid in settlement of any claim, action, suit or proceeding and the fees and expenses of counsel on a solicitor and his own client basis incurred obtaining advice in respect of, or in defending or settling, any such claim, action, suit or proceeding) of the nature contemplated by such indemnity incurred or paid by the Indemnified Person in such proportion as is appropriate to reflect not only the relative benefits received by the Corporation on the one hand and the Indemnified Person on the other hand in connection with the Offering but also the relative fault of the Corporation on the one hand and the Indemnified Person on the other hand in connection with the matters, things and actions which resulted in such losses, claims, damages, payments, liabilities, costs, fines, penalties or expenses as well as any other relevant equitable considerations or, if such allocation is not permitted by applicable law, in such proportion so that the Indemnified Person shall be responsible for the proportion represented by the percentage that the Agent’s fee per Offered Security bears to the Purchase Price and the Corporation shall be responsible for the balance, whether or not they are a party to the same or separate claims; provided, however, that no Person who has engaged in any dishonesty, fraud, fraudulent misrepresentation, negligence or wilful default shall be entitled to contribution from any Person who has not engaged in any dishonesty, fraud, fraudulent misrepresentation, negligence or wilful default and further provided that in no event shall any Agent be responsible for any amount in excess of the cash fee actually received from the Corporation under this Agreement and retained by such Agent. For purposes of this subsection 14(e), relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact relates to information supplied by the Corporation on the one hand or the Agents on the other hand and the relevant intent, knowledge, access to information and opportunity to correct or prevent any such untrue statement or omission of the Corporation and the Indemnified Person.

(ii)

In the event that the Corporation is held to be entitled to contribution from the Agents under the provisions of any statute or law, the Corporation shall be limited to such contribution in an amount not exceeding the lesser of:

	A.	the portion of the amount of the loss or liability giving rise to such contribution for which the particular Agent is responsible as determined in accordance with subsection 14(e)(i) above; and

	B.	the amount of the cash fee actually received from the Corporation under this Agreement and retained by such Agent.

(iii)

For purposes of this subsection 14(e), each party hereto shall give prompt notice to the other parties hereto of any claim, action, suit or proceeding threatened or commenced in respect of which a claim for contribution may be made under this subsection 14(e).

(f)

Held in Trust: To the extent that the indemnity contained in subsection 14(a) hereof is given in favour of a Person who is not a party to this Agreement, the Corporation hereby constitutes the Lead Agent as trustee for such Person for such indemnity and the covenants given by Corporation to such Person in this Agreement. The Lead Agent hereby accepts such trust and hold such indemnity and covenants for the benefit of such Persons. The benefit of such indemnity and covenants shall be held by the Lead Agent in trust for the Persons in favour of whom such indemnities and covenants are given and may be enforced directly by such Persons.

15.	Expenses

Whether or not the purchase and sale of the Offered Securities shall be completed as contemplated by this Agreement, all expenses of or incidental to the issue, sale and delivery of the Offered Securities and of or incidental to all matters in connection with the transaction herein set out shall be borne by the Corporation including, without limitation, the reasonable fees and disbursements of legal counsel for the Agents, to a maximum of Cdn$150,000.

16.	Conditions

All of the terms and conditions contained in this Agreement to be satisfied by the Corporation prior to the Closing Time shall be construed as conditions and any breach or failure by the Corporation to comply with any of such terms and conditions shall entitle the Agents to terminate the obligations thereof to complete the Closing by written notice to that effect given by the Lead Agent to the Corporation prior to the Closing Time. It is understood and agreed that the Agents may waive in whole or in part, or extend the time for compliance with, any of such terms and conditions without prejudice to the rights thereof in respect of any other such term and condition or any other or subsequent breach or non-compliance; provided that to be binding on the Agents any such waiver or extension must be in writing and signed by the Agents. If the Agents shall elect to terminate the obligations thereof to complete the Closing as aforesaid, whether the reason for such termination is within or beyond the control of the Corporation, the liability of the Corporation hereunder shall be limited to the indemnity referred to in section 14 hereof, the right to contribution referred to in section 14 hereof and the payment of expenses referred to in section 15 hereof.

17.	Notices

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be personally delivered or sent by telecopier on a Business Day to the following addresses:

(a) in the case of the Corporation:

Nord Resources Corporation Suite 203 1 West Wetmore Road Tucson, AZ
85705

Attention: John Perry Telecopier: 520-292-0268

with a copy to:

Lang Michener LLP 1500 Royal Centre P. O. Box 11117 1055 West Georgia Street Vancouver, British Columbia

V6E 4N7

Attention: Stephen Wortley Telecopier: 604-893-2378

(b)	in the case of the Agents:

Blackmont Capital Inc. Suite 900
181 Bay Street
PO Box 779 Toronto, Ontario M5J 2T3

Attention: Chad Williams Telecopier: 416 864-9151

- and to -

Salman Partners Inc. 1095 West Pender Street Suite 1700 Vancouver, British Columbia V6E 2M6

Attention: Terry Salman Telecopier: 604-685-2471

with a copy to:

Fraser Milner Casgrain LLP Barristers & Solicitors Suite 3900
King Street West
1 First Canadian Place
Toronto, Ontario M5X 1B2

Attention: James Clare Telecopier: 416-863-4592

- and to –

Dorsey & Whitney LLP Barristers & Solicitors Suite 4310
161 Bay Street
Canada Trust Tower, BCE Place Toronto, Ontario M5J 2S1

Attention:          Gil Cornblum
Telecopier:         416-367-7371

Either the Corporation or either of the Agents may change its address for notice by notice given in the manner aforesaid. Any such notice or other communication shall be in writing, and unless delivered to a responsible officer of the addressee, shall be given by telecopier, and shall be deemed to have been given on the day on which it was delivered or sent by telecopier.

18.	Miscellaneous

(a)

Governing Law: This Agreement shall be governed by and be interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Any and all disputes arising under this Agency Agreement, whether as to interpretation, performance or otherwise, shall be subject to the exclusive jurisdiction of the courts of the Province of British Columbia and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such province.

	(b)	Time of Essence: Time shall be of the essence of this Agreement.

(c)

Survival: All representations, warranties, covenants and agreements of the Corporation herein contained or contained in any documents contemplated by, or delivered pursuant to, this Agreement or in connection with the purchase and sale of the Offered Securities shall survive the purchase and sale of the Offered Securities and the termination of this Agreement and shall continue in full force and effect for the benefit of the Agents and the Purchasers, regardless of any subsequent disposition of Offered Securities, the Warrant Shares or the Compensation Shares or any investigation by or on behalf of the Agents with respect thereto.

(d)

Counterparts: This Agreement may be executed by any one or more of the parties to this Agreement by facsimile or in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

(e)

Entire Agreement: This Agreement constitutes the entire agreement between the Corporation and the Agents in connection with the issue and sale of the Offered Securities by the Corporation and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, including, but not limited to, any engagement agreement or term sheet relating to the Offering between the Corporation and the Agents.

(f)

Severability: If any provision of this Agreement is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement and such void or unenforceable provision shall be severed from this Agreement.

(g)

Language: The parties hereto acknowledge and confirm that they have requested that this Agreement as well as all notices and other documents contemplated hereby be drawn up in the English language. Les parties aux présentes reconnaissent et confirment qu’elles ont convenu que la présente convention ainsi que tous les avis et documents qui s’y rattachent soient rédigés dans la langue anglaise.

(h)

Authority of Lead Agent: All actions which must or may be taken by the Agents in connection with this Agreement, including any agreement, waiver, order, notice (other than a notice pursuant to section 13 or section 14 hereof), direction, receipt or other action to be made, given or taken by the Agents hereunder may be made, given or taken by the Lead Agent on behalf of the Agents and the Corporation shall accept notification of any such actions from, and deliver the certificates representing the Offered Securities to, or to the order of, the Lead Agent. The Lead Agent acknowledges that where practicable to do so it will discuss any action to be taken by it hereunder with the other Agents prior to taking such action, provided that the failure of the Lead Agent so to discuss will not detract from the right of the Corporation to rely on the action of the Lead Agent in accordance with the provisions of this subsection.

Would you kindly confirm the agreement of the Corporation to the foregoing by executing nine duplicate copies of this Agreement and thereafter returning nine such executed copies to Blackmont Capital Inc. Yours truly,

BLACKMONT CAPITAL INC.		SALMAN PARTNERS INC.
By:		By:

	/s/ Chad Williams		/s/ Terry Salman

/s/ Rick Vernon

The undersigned hereby accepts and agrees to the foregoing as of the 5th day of June, 2007.

NORD RESOURCES CORPORATION
By:

/s/ John T. Perry

Schedule A

Officers’ Certificate

TO:	BLACKMONT CAPITAL INC.
AND TO:	SALMAN PARTNERS INC.
AND TO:	FRASER MILNER CASGRAIN LLP
AND TO:	THE PURCHASERS OF SPECIAL WARRANTS OF NORD RESOURCES CORPORATION

CERTIFICATE

The undersigned, <>, <> of Nord Resources Corporation (the “Corporation”), and <>, <> of the Corporation, hereby certify, for and on behalf of the Corporation in their capacity as officers of the Corporation and not in their personal capacity, after having made due inquiry, that the following facts, matters and information are true and accurate and not misleading in any material respect:

1.

The facts, matters and information certified to herein are based on one or more of knowledge and information available or provided to us and our honest belief and all statements made in this certificate represent our reasonably held honest belief as to the facts, matters, information and belief possessed by us. We have used our best efforts to become informed of and about the facts, matters and information certified to herein and have sought the advice of counsel for the Corporation on those matters certified to herein which involve matters of laws and have relied upon such advice to the extent that those matters involve matters of law.

2.

The Corporation has complied with all covenants and agreements contained in, and has satisfied all of the terms and conditions of, the Agency Agreement to be complied with and satisfied by the Corporation at or prior to the Closing Time.

3.

The representations and warranties of the Corporation contained in the Agency Agreement are true and correct as of the Closing Time with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated thereby.

4.

Since March 31, 2007, except as disclosed in the Information, there has been no material adverse change (whether actual, anticipated, proposed, prospective or threatened) in the financial condition, assets, liabilities (contingent or otherwise), business, affairs, operations or prospects of the Corporation or of the Subsidiary or in the capital of the Corporation.

5.	No transaction of a nature material to the Corporation or the Subsidiary has been entered into by the Corporation or the Subsidiary, except as disclosed in the Information.

6.	There are no undisclosed contingent liabilities affecting the Corporation or the Subsidiary which are material to the Corporation or the Subsidiary.

7.

No order, ruling or determination having the effect of ceasing or suspending the sale or ceasing, suspending or restricting trading in the Offered Securities, the Common Shares or any other securities of the Corporation has been issued or made by any stock exchange, securities commission or other regulatory authority and is continuing in effect and no proceedings, investigations or enquiries for such purpose have been instituted or are pending, or are contemplated or threatened under any of the Securities Laws of the Offering Jurisdictions or by any stock exchange, securities commission or other regulatory authority.

8.

There are no actions, suits, proceedings or enquiries pending or, to the best of their knowledge, threatened against or affecting the Corporation or the Subsidiary or to which any property or assets of the Corporation or the Subsidiary is subject, at law or in equity, or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may, in any way, materially and adversely affect the Corporation or the Subsidiary.

9.

No failure or default on the part of the Corporation or the Subsidiary exists under any law or regulation applicable to the Corporation or the Subsidiary or under any licence, permit, contract, agreement or other instrument to which the Corporation or the Subsidiary is a party or by which the Corporation or the Subsidiary is bound, which may in any way materially and adversely affect the Corporation or the Subsidiary and the execution, delivery and performance of the Agency Agreement and the performance by the Corporation of its obligations thereunder will not result in any such default.

10.

This certificate is being made and delivered pursuant to subparagraph 5(a)(ii)D of the agency agreement dated June 5, 2007 between the Corporation and the Agents (the “Agency Agreement”) and we acknowledge that the addressees hereof will be relying on this certificate.

Unless otherwise defined herein, all words and terms with the initial letter or letters thereof capitalized in this certificate and not defined herein but defined in the Agency Agreement shall have the meanings given to such capitalized words and terms in the Agency Agreement. The undersigned acknowledge that they are familiar with the definitions given to the capitalized words and terms in the Agency Agreement and such definitions are hereby incorporated by reference.

IN WITNESS WHEREOF the undersigned have executed this certificate as of the _____ day of __________________, 2007.

____________________________________________________
<>, the <> of
Nord Resources Corporation

____________________________________________________
<>, the <> of
Nord Resources Corporation

Schedule B

Agents’ Certificate

TO:	NORD RESOURCES CORPORATION.
AND TO:	LANG MICHENER LLP

CERTIFICATE

In connection with the private placement of the Special Warrants of Nord Resources Corporation (the “Corporation”) to U.S. Persons and to persons in the United States pursuant to the Agency Agreement dated June 5, 2007 (the “Agency Agreement”), among the Corporation, Blackmont Capital Inc. (“Blackmont”) and Salman Partners Inc. (together with Blackmont, the “Agents”), Blackmont Capital Corp., the Agents’ U.S. Affiliate (the “U.S. Affiliate”), and each Agent does hereby certify that:

1.

the Special Warrants have been offered and sold in the United States only by the U.S. Affiliate, which was on the dates of such offers and sales, and is on the date hereof, duly registered as a broker-dealer pursuant to Section 15(b) of the United States Securities Exchange Act of 1934, as amended, and under the securities laws of each state in which such offers and sales were made (unless exempted from the respective state’s broker-dealer registration requirements) and was and is a member in good standing with the National Association of Securities Dealers, Inc.;

2.	all offers and sales of the Special Warrants in the United States have been effected in accordance with all applicable U.S. broker-dealer requirements;

3.	all offers and sales of the Special Warrants to persons in the United States or to U.S. Persons were made to U.S. Institutional Accredited Investors by the U.S. Affiliate;

4.

immediately prior to our transmitting a subscription agreement to each U.S. Placee, we had reasonable grounds to believe and did believe that such U.S. Placee was a U.S. Institutional Accredited Investor, and, on the date hereof, we continue to believe that each U.S. Placee is a U.S. Institutional Accredited Investor;

5.

no form of General Solicitation or General Advertising was used by us, our affiliates or any person acting on our behalf, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising, in connection with the offer or sale of the Special Warrants to U.S. Placees;

6.	prior to any sale of Special Warrants to U.S. Placees, we caused each U.S. Placee to complete, sign and deliver a subscription agreement in the form consented to by the Corporation and the Agents; and

7.	we conducted the offering of the Special Warrants in accordance with the Agency Agreement.

Terms used in this certificate have the meanings given to them in the Agency Agreement unless otherwise defined herein.

IN WITNESS WHEREOF the undersigned have executed this certificate as of the _____ day of __________________, 2007.

BLACKMONT CAPITAL INC.	BLACKMONT CAPITAL CORP.
By:	By: